UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

                    The following information is furnished pursuant to item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                    On January 31, 2005, Weyco Group, Inc., issued a press release announcing a 100% Stock Dividend.  A copy of the press release is attached hereto as Exhibit 99.1.

                    The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Weyco Group, Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01      Financial Statements and Exhibits.

(c)          Exhibits

99.1                     Press Release issued by Weyco Group, Inc., on January 31, 2005.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYCO GROUP, INC.

(Registrant)

Date January 31, 2005

/s/ JOHN WITTKOWSKE

John Wittkowske
Senior Vice President/CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 31, 2005